Exhibit 10.9

                            Schedule to Form of HCR
                            Leasehold Deed of Trust
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
                                                                                   Original
                                                             State of          Principal/Maximum
     Tenant                         Landlord               Organization             Amount                    Tax ID
     ------                         --------               ------------        -----------------              ------
Financial Care                 Pennsylvania BCC            Pennsylvania           $686,800.00               25-1824382
Investors of                   Properties, Inc.
Lebanon, LLC

Financial Care                 Pennsylvania BCC            Pennsylvania           $674,050.00               25-1824381
Investors of                   Properties, Inc.
Loyalsock, LLC

Financial Care               HCN BCC Holdings, Inc.          Delaware           $1,243,550.00               25-1824378
Investors of
Sagamore Hills, LLC

Financial Care               HCN BCC Holdings, Inc.          Delaware           $1,313,675.00               25-1824377
Investors of
Westerville, LLC
